FINANCIAL INVESTORS TRUST

U.S. Treasury Money Market Fund

U.S. Government Money Market Fund, Classes I and II

Prime Money Market Fund, Classes I and II

American Freedom U.S. Government Money Market Fund, Classes I and II

Supplement dated February 24, 2005, to the Statement of Additional Information

dated August 27, 2004

The following is inserted at the end of the last paragraph of “DISTRIBUTION PLAN” on page 26:

In addition to the Plans’ provisions for a payment of a 12b-1 fee, the Distributor or an affiliate may compensate, in its sole discretion and using its own assets, Agency Institutions that distribute and/or service investors in the Funds pursuant to the Service Agreements.  A number of factors may be considered in determining whether to pay these additional amounts.  In certain situations, such factors may include, but are not limited to, the level or type of services provided by the Agency Institutions, the level or expected level of assets or sales of shares, access to Agency Institutions’ personnel, and other factors.  The amount of these payments may be different for different Agency Institutions

These additional payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.  These payment arrangements do not affect the price that an investor would pay for shares of the Funds.  Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.